UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2006


                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                       1-3919                       37-0364250
   (State or other                 (Commission                   (IRS Employer
   jurisdiction of                 File Number)                 Identification
   incorporation)                                                     No.)


          5430 LBJ Freeway, Suite 1740, Dallas, TX              75240-2697
          (Address of principal executive offices)              (Zip Code)


                                 (972) 458-0028
              (Registrant's telephone number, including area code)


             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure

     Pursuant to Items 2.02 and 7.01 of this current report, the registrant hereby furnishes the information set forth in its press release issued on November 14, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

Item No.         Exhibit Index
----------       ----------------------------------------
99.1             Press Release dated November 14, 2006 issued by the registrant.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                      (Registrant)




                                     By:    /s/ Bert E. Downing, Jr.
                                     ----------------------------------------
                                     Bert E. Downing, Jr.
                                     Vice President, Chief Financial Officer,
                                     Corporate Controller and Treasurer



Date:  November 14, 2006

                                INDEX TO EXHIBITS


Exhibit No.                      Description
-----------       --------------------------------------------------
99.1              Press release dated November 14, 2006 issued by
                  Keystone Consolidated Industries, Inc.